SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 31, 2002
- - - - - - - - - - - - - -
VISION TWENTY-ONE, INC.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(Exact Name of Registrant as Specified in Its Charter)

FLORIDA	0-22977	59-3384581
- - - - - - - - - - - - - - -	- - - - - - - - - - - - - - - -	- - - - - - - - - - - - - - - - -
(State or Other Jurisdiction of Incorporation)
(Commission File Number)

(IRS Employer Identification Number)

120 West Fayette Street-Suite 700 Baltimore, Maryland	21201
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(Address of Principal Executive Offices)	(Zip Code)

(410) 752-0121
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(Registrant's Telephone Number, Including Area Code)

ITEM 5. OTHER MATTERS.

Fifth Amendment and Waiver to Credit Agreement And Forbearance Agreement; Fifth Amendment to Convertible Note Agreement, Warrant Agreement And Warrants

Effective March 31, 2002, Vision Twenty-One, Inc. (the "Company") entered into a Fifth Amendment And Waiver To Credit Agreement And Forbearance Agreement (the "Fifth Amendment to Credit Agreement") to the Amended And Restated Credit Agreement (the "Credit Agreement") dated November 10, 2000, as amended by First Amendment dated as of March 31, 2001, Second Amendment dated as of May 31, 2001, Third Amendment dated as of July 12, 2001 and Fourth Amendment dated as of September 30, 2001, among the Company, Bank of Montreal as Agent, and the other lenders party thereto (collectively, the "Lenders"). Effective March 31, 2002, the Company also entered into a Fifth Amendment To Convertible Note Agreement, Warrant Agreement and Warrants (the "Fifth Amendment to Convertible Note and Warrant Documents"; the Fifth Amendment to Credit Agreement and Fifth Amendment to Convertible Note and Warrant Documents may be collectively referred to as the "Fifth Amendments"). As of March 31, 2002, the principal amount of loans owing under the Credit Agreement was $52,577,185.

Pursuant to the Fifth Amendment to Credit Agreement (i) the Lenders waived the existing non-payment defaults for the periods ending on or before March 31, 2002 (the non-payment defaults included the Company's non-compliance with certain covenants under the Credit Agreement regarding, among other things, financial reports, maintenance of minimum EBITDA, application of weekly excess cash flow, dissolution or merger of dormant subsidiaries, and obtaining shareholder approval (the "Shareholder Approval") for an increase in the authorized shares of capital stock or reserving sufficient shares of authorized capital stock to satisfy the Company's obligations to the Lenders), (ii) the Bank of Montreal deferred the mandatory Bridge Loan Commitment reduction from December 31, 2001 to March 31, 2002 (the Bridge Loans matured and became due and payable in full on March 31, 2002), and (iii) the Lenders agreed not to accelerate the obligations under the Credit Agreement or to enforce collection of the Bridge Loans or past-due Term Loan payments (the Company did not make the $500,000 principal payment due under the Term Loan on March 31, 2002) or enforce any of the liens or exercise any other rights or remedies available solely by reason of the existing payment defaults, until the earlier to occur of the following: (a) the scheduled standstill termination date of May 31, 2002, (b) the occurrence of any default under the Credit Agreement, other than the existing payment defaults, (c) any failure by the Company or its subsidiaries party to the Fifth Amendments to comply with the Fifth Amendments, (d) any representation made by the Company or its subsidiaries party to the Fifth Amendments is incorrect or misleading in any material respect when made, or (e) any change occurs after March 31, 2002, in the condition or prospects of the Company and its subsidiaries, taken as a whole, which the Agent or the required Lenders in good faith deem materially adverse (each, a "Standstill Termination").

The Fifth Amendment to Convertible Note and Warrant Documents provided for an extension of the date by which the Shareholder Approval is to be obtained to May 31, 2002.

The Company has previously disclosed its engagement of an investment banking firm to assist it in evaluating strategic alternatives which, at the time of such engagement, the Company believed may have included debt or equity financing or the sale of the Company or portions thereof. At this time, none of those strategic alternatives appear likely and the Company is seeking a workout of its obligations under the Credit Agreement. There can be no assurance that a workout will be consummated or that there would be any recovery for the benefit of the shareholders if a workout were to occur. Moreover, upon the occurrence of a Standstill Termination, the Lenders are entitled to, among other things, accelerate all obligations under the Credit Agreement and the other loan documents and exercise any and all rights and remedies available under the loan documents or applicable law. In the event of such action by the Lenders, it is unlikely that there would be any recovery for the benefit of the shareholders.

Copies of the Fifth Amendments are filed with this Report as Exhibits 4.51 and 4.52 and the summary set forth herein is qualified in its entirety by reference to the complete terms and conditions of each of such documents.

Form 10-K For the Period Ending December 31, 2001

An audit of the Company's financial statements for the fiscal year ended December 31, 2001 has not been completed and the Company was unable to file a report on Form 10-K for such period. Under the Fifth Amendment to Credit Agreement, the Company is required to deliver annual audited financial statements for the period ended December 31, 2001, together with an unqualified opinion of its independent public accountants, to the Lenders by May 31, 2002. There can be no assurance that the Company will be able to satisfy this requirement, or file a report on Form 10-K for fiscal 2001.

Termination of Chief Financial Officer

Effective March 31, 2002, the Company terminated the employment of Richard Jones, its Chief Financial Officer, who was also serving as Treasurer of Block Vision, Inc., MEC Health Care, Inc. and several of the Company's other subsidiaries. Mr. Jones is entitled to receive severance compensation in accordance with the terms of his employment agreement. The Company did not make the lump sum severance payment in the amount equal to Mr. Jones's annual base salary in effect prior to the termination of his employment but did commence payment of the installment termination payments, in accordance with the Company's normal payroll schedule, in an amount equal to the biweekly salary paid to Mr. Jones prior to the termination of his employment. The Company is evaluating its severance obligations to Mr. Jones and may seek modification of such obligations.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

The Exhibits to this Report are listed in the Exhibit Index set forth elsewhere herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISION TWENTY-ONE, INC.

By: /s/ Andrew Alcorn
- - - - - - - - - - - - - - -
Andrew Alcorn
Its: President

Dated: April 23, 2002

INDEX TO EXHIBITS

EXHIBIT NUMBER -----------	EXHIBIT ------------
4.39*	Amended and Restated Credit Agreement dated as of November 10, 2000 among Vision Twenty-One, Inc., the Lenders party hereto and the Bank of Montreal as Agent. (31)
4.40*	Convertible Note Agreement dated as of November 10, 2000 Re: $6,385,000 7% Convertible Senior Secured Notes Due October 31, 2003. (31)
4.41*	Registration Rights Agreement dated as of November 10, 2000 among Vision Twenty-One, Inc., and the Lenders party hereto. (31)
4.42*	Warrant Agreement dated as of November 10, 2000 Re: Class A Warrants to Purchase Common Stock, Class B Warrants to Purchase Common Stock. (31)
4.43*	First Amendment to Amended and Restated Credit Agreement dated as March 31, 2001 among Vision Twenty-One, Inc., the Lenders party hereto, and Bank of Montreal as Agent. (32)
4.44*	First Amendment to Convertible Note Agreement, Warrant Agreement and Warrants dated as of March 31, 2001 among Vision Twenty-One, Inc., the Lenders party hereto, and Bank of Montreal as Agent. (32)
4.45*	Second Amendment to Amended and Restated Credit Agreement dated as of May 31, 2001, among Vision Twenty-One, Inc., the Lenders party hereto, and Bank of Montreal as Agent. (33)
4.46*	Second Amendment to Convertible Note Agreement, Warrant Agreement and Warrants dated as of May 31, 2001 among Vision Twenty-One, Inc., the Lenders party hereto, and Bank of Montreal as Agent. (33)
4.47*	Third Amendment to Amended and Restated Credit Agreement dated as of July 12, 2001, among Vision Twenty-One, Inc., the Lenders party hereto, and Bank of Montreal as Agent. (34)
4.48*	Third Amendment to Convertible Note Agreement, Warrant Agreement, and Warrants dated as of July 12, 2001, among Vision Twenty-One, Inc., the Lenders party hereto, and Bank of Montreal as Agent. (34)
4.49*	Fourth Amendment to Amended and Restated Credit Agreement dated as of September 30, 2001, among Vision Twenty-One, Inc., the Lenders party hereto, and Bank of Montreal as Agent. (35)
4.50*

Fourth Amendment to Convertible Note Agreement, Warrant Agreement, and Warrants dated as of September 30, 2001, among Vision Twenty-One, Inc., the Lenders party hereto, and Bank of Montreal as Agent. (35)

4.51

Fifth Amendment And Waiver to Credit Agreement And Forbearance Agreement dated as of March 31, 2002, among Vision Twenty-One, Inc., each Subsidiary party to a Guaranty, the Lenders party to the Credit Agreement and the Bank of Montreal as Agent.

4.52	Fifth Amendment To Convertible Note Agreement, Warrant Agreement, And Warrants dated as of March 31, 2002, among Vision Twenty-One, Inc., the Lenders party thereto and the Bank of Montreal as Agent
10.96*	Amended and Restated Credit Agreement dated as of November 10, 2000 among Vision Twenty-One, Inc., the Lenders party hereto and the Bank of Montreal as Agent. (31)
10.97*	Convertible Note Agreement dated as of November 10, 2000 Re: $6,385,000 7% Convertible Senior Secured Notes Due October 31, 2003. (31)
10.98*	Registration Rights Agreement dated as of November 10, 2000 among Vision Twenty-One, Inc., and the Lenders party hereto. (31)
10.99*	Warrant Agreement dated as of November 10, 2000 Re: Class A Warrants to Purchase Common Stock, Class B Warrants to Purchase Common Stock. (31)
10.112*	First Amendment to Amended and Restated Credit Agreement dated as March 31, 2001 among Vision Twenty-One, Inc., the Lenders party hereto, and Bank of Montreal as Agent. (32)
10.113*	First Amendment to Convertible Note Agreement, Warrant Agreement and Warrants dated as of March 31, 2001 among Vision Twenty-One, Inc., the Lenders party hereto, and Bank of Montreal as Agent. (32)
10.114*	Second Amendment to Amended and Restated Credit Agreement dated as of May 31, 2001, among Vision Twenty-One, Inc., the Lenders party hereto, and Bank of Montreal as Agent. (33)
10.115*	Second Amendment to Convertible Note Agreement, Warrant Agreement and Warrants dated as of May 31, 2001 among Vision Twenty-One, Inc., the Lenders party hereto, and Bank of Montreal as Agent. (33)
10.116*	Third Amendment to Amended and Restated Credit Agreement dated as of July 12, 2001, among Vision Twenty-One, Inc., the Lenders party hereto, and Bank of Montreal as Agent. (34)
10.117*	Third Amendment to Convertible Note Agreement, Warrant Agreement, and Warrants dated as of July 12, 2001, among Vision Twenty-One, Inc., the Lenders party hereto, and Bank of Montreal as Agent. (34)
10.121*	Amended and Restated Employment Agreement dated May 30, 2001 by and between Richard Jones, MEC Health Care, Inc., Block Vision, Inc. and Vision Twenty-One, Inc. (34)
10.123*	Fourth Amendment to Amended and Restated Credit Agreement dated as of September 30, 2001, among Vision Twenty-One, Inc., the Lenders party hereto, and Bank of Montreal as Agent. (35)
10.124*

Fourth Amendment to Convertible Note Agreement, Warrant Agreement, and Warrants dated as of September 30, 2001, among Vision Twenty-One, Inc., the Lenders party hereto, and Bank of Montreal as Agent. (35)

10.130

Fifth Amendment And Waiver To Credit Agreement And Forbearance Agreement dated as of March 31, 2002, among Vision Twenty-One, Inc., each Subsidiary party to a Guaranty, the Lenders party to the Credit Agreement and the Bank of Montreal as Agent. (Filed as Exhibit 4.51 to this Report)

10.131

Fifth Amendment To Convertible Note Agreement, Warrant Agreement, And Warrants dated as of March 31, 2002, among Vision Twenty-One, Inc., the Lenders party thereto and the Bank of Montreal as Agent. (Filed as Exhibit 4.52 to this Report).

*	Previously filed as an Exhibit in the Company filing identified in the footnote following the Exhibit description and incorporated herein by reference.
(34)	Form 10-Q filed August 14, 2001.
(34)	Form 8-K filed October 15, 2001
(36)	Form 10-Q filed November 14, 2001
(37)	Form 8-K filed January 29, 2002